SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                           January 14, 1998
           ------------------------------------------------
           Date of Report (date of earliest event reported)


                         INTRATEL GROUP, LTD.
         -----------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


   DELAWARE                    33-853963                  72-1265159
---------------               ------------            -------------------
(State or Other                (Commission            (IRS Employer Iden-
Jurisdiction of               File Number)             tification Number)
Incorporation)


                      28050 U.S. HIGHWAY 19 NORTH
                       CLEARWATER, FLORIDA 34621
                ---------------------------------------
                (Address of Principal Executive Offices
                          Including Zip Code)


                             (813) 797-9000
                     ------------------------------
                     (Registrant's telephone number,
                          including area code)






Page 1 of 11.

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

               On April 1, 1997, and subsequently ratified by IntraTel Group, Ltd.'s (the "Company") Board of Directors on November 6, 1997, the Company entered into a five (5) year Consulting Agreement ("Agreement") with LBI Telecom Consultants, Inc. ("LBI") of Metairie, Louisiana. The Agreement calls for LBI to provide the Company strategic advise relating to the telecommunications industry and mergers and acquisitions. Under the terms of the Agreement, the Company is required to pay LBI consulting fees in the amount of $17,000 per month, and after the first year of the Agreement, the Board of Directors has the option of increasing (but not decreasing) the $17,000 base compensation. The Agreement also requires the Company to pay LBI $300,000 which was due and payable on or before August 1, 1997. As of the date of this Report, only $41,000 out of a total balance due of $436,000 has been paid to LBI pursuant to the terms of the Agreement.

               The Agreement also provides that each of LBI's two (2) individual owners are entitled to shares of stock, stock options and other benefits which are at least equal to those provided by the Company to its most highly-compensated director or executive officer, in addition to, and not in lieu of, the regular medical, dental, long-term disability insurance and 401(k) benefits offered to other employees of the Company. The Company must also provide the owner with $1,000,000 in life insurance. To date, the Company has not granted any shares or options or paid for any benefits required by the Agreement.

               Mr. Benjamin Bronston, one of the two (2) owners of LBI, is a Director of the Company. Mr. Bronston abstained from the November 6, 1997 vote for the approval and ratification of the Agreement. Mr. Bronston is also a principal in the law firm of Nowalsky, Bronston & Gothard, L.L.P. which represents the Company in telecommunications-related legal and regulatory matters and invoices

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

          the Company for these legal and regulatory services, separate and apart from the Agreement.

               Since the date of the Agreement, LBI has been instrumental in assisting the Company in fund raising activities and the introduction of potential merger candidates resulting in the signing of various letters of intent for proposed business combinations. Although no merger candidate has executed a definitive Merger Agreement or entered into a business combination with the Company as of the date of this Report, LBI has continued to assist the Company in its fundraising and merger and acquisition activities, despite the Company's failure to pay LBI the consulting fees required by the Agreement.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    N/A

          (c)       Exhibits: Filed herewith pursuant to Reg. S-K Item 601
                              is the following exhibit.

Exhibit No.    Page      Description
-----------    ----      -----------

   10.11        5        LBI Telecom Consultants, Inc. Consulting Agreement.









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

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTRATEL GROUP, LTD.



Dated: January 14, 1998                 By:  /s/ ROBERT E. YAW, II
                                           --------------------------------
                                            Robert E. Yaw, II
                                            Chairman of the Board









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